UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 17, 2006

Collectors Universe, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27887		33-0846191

(Commission File No.)		(I.R.S. Employer Identification Number)

1921 E. Alton Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE

          On April 17, 2006, Collectors Universe, Inc. issued a press release reporting its unit performance metrics for the third quarter and nine months of fiscal 2006, which ended on March 31, 2006.  We report the number of collectibles units which we authenticated, graded and shipped, on a quarterly basis, for coins, sports cards, autographs, currency, stamps, and diamonds which comprise our principal authentication and grading markets.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

          In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

                        (d)       Exhibits.  The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Press Release issued April 17, 2006, reporting the number of collectibles units authenticated, graded and shipped in the fiscal 2006 quarter and nine months ended March 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

	By:	/s/ JOSEPH J. WALLACE

Joseph J. Wallace, Chief Financial Officer
Dated: April 17, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 17, 2006, reporting the number of collectibles units authenticated, graded and shipped in the fiscal 2006 quarter and nine months ended March 31, 2006.